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                                EXHIBIT 23(A) - CONSENT OF KPMG PEAT MARWICK LLP





                          INDEPENDENT AUDITORS' CONSENT





The Board of Directors
Compass Bancshares, Inc.:


We consent to the use of our reports incorporated herein by reference.




                                                    KPMG PEAT MARWICK LLP



Birmingham, Alabama
September 1, 1999